UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-A

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FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

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ELITE PERFORMANCE HOLDING CORP.
(Exact name of registrant as specified in its charter)

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NEVADA	82-5034226
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

3301 Ne 1st Ave. Suite M704

Miami FL 33137

 (Address of principal executive offices) (Zip Code)

(844) 426-2958

Registrant’s telephone number, including area code

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Securities to be registered pursuant to Section 12(b) of the Act:  None.

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-262483

Securities to be registered pursuant to Section 12(g) of the Act: Common shares, par value $0.0001 per share.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered.

The description of the securities to be registered is contained in the Registrant’s Registration Statement on Form S-1 filed on February 3, 2022, (File No. 333-262483) relating to such securities, filed pursuant to Securities Act of 1933, as amended. The description of the securities contained in the S-1, and subsequent amendments thereto, is hereby incorporated by reference into this Form 8-A.

Item 2. Exhibits.

The following exhibits to this Registration Statement on Form 8-A are either filed herewith or are incorporated by reference from the documents specified, which have been filed with the Securities and Exchange Commission.

Exhibit Number	Description of Exhibit

1

The Registrant’s Registration Statement on Form S-1 (No. 333-262483) (the “Registration Statement”), as filed with the Securities and Exchange Commission on February 3, 2022 and as subsequently amended – incorporated herein by reference.

2	Articles of Incorporation of the Registrant – incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

3	Bylaws of the Registrant – incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

ELITE PERFORMANCE HOLDING CORP.
Date: September 11, 2023
	By:	/s/ Joey Firestone
	Name: Title:	Joey Firestone Chief Executive Officer

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